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--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12

                           MICHAEL BAKER CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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--------------------------------------------------------------------------------

                           MICHAEL BAKER CORPORATION
                             AIRSIDE BUSINESS PARK
                               100 AIRSIDE DRIVE
                            MOON TOWNSHIP, PA 15108

                                                                  April 22, 2004

                            NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT

DEAR SHAREHOLDER:

     We invite you to attend the annual meeting of shareholders of Michael Baker Corporation, on April 22, 2004, at 10:00 a.m. in Pittsburgh, Pennsylvania.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the items we will vote on at the meeting. It also explains how the voting process works and gives personal information about our director candidates.

     Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card(s) in the enclosed envelope, or you may vote over the Internet or by telephone by following the instructions found on the proxy card(s), so that we may vote your shares in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting. Mailing your proxy(s) or voting over the Internet or by telephone does not affect your right to vote in person if you attend the annual meeting.

                                                         Sincerely yours,

                                                        H. JAMES MCKNIGHT
                                                            Secretary

April 1, 2004

                         NOTICE OF 2004 ANNUAL MEETING

                              DATE, TIME AND PLACE

     - April 22, 2004

     - 10:00 a.m.

     - David L. Lawrence Convention Center, Room 330
      1000 Fort Duquesne Boulevard
      Pittsburgh, Pennsylvania 15222
      (412) 565-6000

                                    PURPOSE

     - Elect eight directors to serve for a one year term

     - Approve amendment of the 1996 Non-employee Directors Stock Incentive Plan

     - Conduct other business if properly raised

                                   PROCEDURES

     - Please complete the enclosed proxy card(s) requested by the Board.

     - Only shareholders of record on March 18, 2004 receive notice of and may vote at the meeting.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD(S) PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE OVER THE INTERNET OR BY TELEPHONE.

                                                        H. JAMES MCKNIGHT
                                                            Secretary

April 1, 2004

                                    CONTENTS

GENERAL.....................................................     1
  Who May Vote..............................................     1
  How to Vote...............................................     1
  How a Proxy Works.........................................     1
  Changing Your Vote........................................     1
  Common Stock Outstanding..................................     1
  Quorum and Voting Information.............................     1
COMMON STOCK OWNERSHIP......................................     2
  Director and Executive Officer Stock Ownership............     2
  Owners of More than 5%....................................     3
  Section 16(a) Beneficial Ownership Reporting..............     4
PROPOSAL 1 -- ELECT DIRECTORS...............................     4
  Director Nominees.........................................     4
  Directors' Compensation...................................     5
  The Board and Committees..................................     5
  The Executive Committee...................................     6
  The Audit Committee.......................................     6
  The Audit Committee Report................................     6
  The Compensation Committee................................     7
  Compensation Committee Interlocks and Insider
     Participants...........................................     7
  The Compensation Committee Report.........................     7
  The Governance and Nominating Committee...................     9
  The Health, Safety, Environmental and Compliance
     Committee..............................................    10
  Summary Compensation Table................................    10
  2003 Aggregate Option Exercises and Year-End Option
     Values.................................................    11
  Equity Compensation Plan Information......................    11
  Employment Continuation Agreements........................    11
  Related Party Transactions................................    12
  Stock Performance Graph...................................    12

PROPOSAL 2 -- AMEND NON-EMPLOYEE DIRECTORS STOCK INCENTIVE
  PLAN......................................................    13
  General...................................................    13
  Administration............................................    14
  Grant of Stock Options and Award of Restricted Shares.....    14
  Stock Options.............................................    14
  Restricted Shares.........................................    15
  Acceleration of Options and Lapse of Restrictions in
     Certain Events.........................................    15
  Possible Anti-Takeover Effect.............................    15
  Miscellaneous.............................................    16
  Federal Income Tax Consequences...........................    16
  New Plan Benefits Table...................................    17

OTHER INFORMATION...........................................    18
  Other Business............................................    18
  Independent Accountants...................................    18
  Audit Fees................................................    18
  Audit Committee Pre-Approval Policies and Procedures......    18
  Code of Ethics for Senior Financial Officers..............    18
  Expenses of Solicitation..................................    19
  Shareholder Proposals for Next Year.......................    19
APPENDIX A, Michael Baker Corporation Audit Committee
  Charter...................................................   A-1
APPENDIX B, MBC 1996 Nonemployee Directors Stock Incentive
  Plan......................................................   B-1

                                    GENERAL

     We have sent you this booklet and proxy on or about April 1, 2004 because the Board of Directors of Michael Baker Corporation is soliciting your proxy to vote at the Company's 2004 annual meeting of shareholders.

WHO MAY VOTE

     Shareholders of Michael Baker Corporation as reflected in our stock records at the close of business on March 18, 2004 may vote. You have one vote for each share of Michael Baker Corporation common stock you own. You have cumulative voting rights in the election of directors. Cumulative voting entitles you to that number of votes in the election of directors equal to the number of shares you hold of record multiplied by the total number of directors to be elected, and to cast the whole number of your votes for one nominee or distribute them among any two or more nominees as you choose. Shares represented by proxies, unless otherwise indicated on the proxy card, will be voted cumulatively in such manner that the number of shares voted for each nominee (and for any substitute nominated by the Board of Directors if any nominee listed becomes unable or is unwilling to serve) will be as nearly equal as possible. The eight nominees receiving the highest number of affirmative votes cast at the annual meeting by the holders of common stock voting in person or by proxy, a quorum being present, will be elected as directors.

HOW TO VOTE

     You may vote in person at the meeting or by proxy. Shareholders of record have a choice of voting by proxy over the Internet, by telephone, or by using a traditional proxy card. If you hold shares through someone else such as a stockbroker, you may get material from them asking how you want to vote. Please check your proxy card or the information forwarded by your bank, stockbroker or other holder of record to see which options are available to you. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW A PROXY WORKS

     Giving us a proxy means you authorize us to vote your shares in accordance with your directions. If you give us a proxy, but do not make any selections, your shares will be voted in favor of our director candidates and the approval of the amendment of the 1996 Nonemployee Directors Stock Incentive Plan.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are generally covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

CHANGING YOUR VOTE

     You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying our Secretary in writing.

COMMON STOCK OUTSTANDING

     As of the close of business on March 18, 2004, there were 8,321,904 shares of Michael Baker Corporation common stock issued and outstanding.

QUORUM AND VOTING INFORMATION

     In order to conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. You are considered a part of the quorum if you submit a properly signed proxy card, vote over the Internet or vote by telephone.

     If a quorum is present at the meeting, votes with respect to the election of directors will be counted as discussed above. Approval of the amendment of the 1996 Nonemployee Directors Stock Incentive Plan requires the affirmative vote of a majority of the votes cast upon the proposal by the holders of Michael Baker Corporation common stock. Approval of any other matter that properly comes before the Board requires the favorable vote of the holders of shares representing the majority of the votes cast at the annual meeting (in person or by proxy) unless the matter requires more than a majority vote under statute or our bylaws. Under Pennsylvania law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, but will be counted in determining the presence of a quorum.

                             COMMON STOCK OWNERSHIP

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

     Under the proxy rules of the Securities and Exchange Commission a person beneficially owns Michael Baker Corporation common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired, by exercising options or otherwise, within 60 days. The table below shows how much Michael Baker Corporation common stock is beneficially owned as of March 18, 2004 by directors, nominees for director, the chief executive officer, the four other highest paid executive officers in 2003 and all directors and executive officers as a group. Each person has sole voting power and sole dispositive power unless indicated otherwise.

                                                 SHARES             PERCENT
              EXECUTIVE OFFICER                OWNED(1)(2)          OF CLASS
              -----------------                -----------          --------
Donald P. Fusilli, Jr.                           112,805              1.4%
H. James McKnight                                 21,490              *
William P. Mooney                                 24,635              *
James B. Richards, Jr.                            32,312              *
John D. Whiteford                                 32,068              *

                                                 SHARES             PERCENT
        NON-EMPLOYEE DIRECTOR/NOMINEE          OWNED(2)(3)          OF CLASS
        -----------------------------          -----------          --------
Robert N. Bontempo                                15,000              *
Nicholas P. Constantakis                          20,500              *
William J. Copeland                               18,800              *
Roy V. Gavert, Jr.                                16,500              *
Thomas D. Larson                                   9,255              *
John E. Murray, Jr.                               15,000              *
Richard L. Shaw                                   98,632(4)           1.2%
Directors and Executive Officers as a Group      463,765(1)(4)        5.6%
  (18 persons)

---------------

*Less than 1%

(1) Includes the number of shares of common stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Fusilli 27,550 shares, Mr. McKnight 2,194 shares, Mr. Richards 3,089 shares, Mr. Whiteford 9,005 shares and directors and officers as a group 61,446 shares. ESOP holdings have been rounded to the nearest full share.

(2) Includes options that are exercisable on or within 60 days of March 18, 2004 as follows: Dr. Bontempo 10,000 shares, Mr. Constantakis 7,000 shares, Mr. Copeland 11,000 shares, Mr. Fusilli 85,255 shares, Mr. Gavert 11,000 shares, Dr. Larson 5,000 shares, Mr. McKnight 19,296 shares, Mr. Mooney 24,635 shares, Dr. Murray 10,000 shares, Mr. Richards 29,223 shares, Mr. Shaw 84,927 shares, Mr. Whiteford 23,063, and all directors and officers as a group 347,559 shares.

(3) Includes restricted stock in which the Directors do not have dispositive power until restrictions lift as follows: Dr. Bontempo 2,000 shares, Mr. Constantakis 2,000 shares, Mr. Copeland 2,000 shares, Mr. Gavert 2,000 shares, Dr. Larson 2,000 shares, Dr. Murray 2,000 shares, Mr. Shaw 2,000 shares.

(4) Includes 2,000 shares gifted to Mr. Shaw's spouse for which Mr. Shaw disclaims beneficial ownership.

OWNERS OF MORE THAN 5%

     The following table shows shareholders who are known to the Company to be a beneficial owner of more than 5% of Michael Baker Corporation's common stock as of December 31, 2003.

                                                  SHARES OF             PERCENT
    NAME AND ADDRESS OF BENEFICIAL OWNER       COMMON STOCK(1)          OF CLASS
    ------------------------------------       ---------------          --------
Michael Baker Corporation                         2,769,670(2)           33.29%
Employee Stock Ownership Plan
  Michael Baker Corporation
  Airside Business Park,
  100 Airside Drive
  Moon Township, PA 12108
Jeffrey Gendell                                     753,100(3)             9.1%
  55 Railroad Avenue, 3rd Floor
  Greenwich, Connecticut
Wellington Management Company, LLP                  576,000(4)             6.9%
  75 State Street
  Boston, MA 02109
Christopher Harwood Bernard Mills                   472,700(5)             5.7%
  Ryder Court
  14 Ryder Street
  London SW1Y 6QB
  England

---------------

(1) Under regulations of the Securities and Exchange Commission, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite such person's name.

(2) The ESOP requires the trustee to vote the shares held by the trust in accordance with the instructions from the ESOP participants for all shares allocated to such participants' accounts. Allocated shares for which no such instructions are given and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given. In the case of a tender offer, allocated shares for which no instructions are given are not voted or tendered, and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given.

(3) According to the Schedule 13G filed February 6, 2004, Mr. Gendell is a managing member of Tontine Management, LLC, which beneficially owns, as general partner of Tontine Partners, LP, 354,615 shares, and Tontine Overseas Associates, LLC, which beneficially owns 398,485 shares, and in that capacity directs their operations. Accordingly, he shares both dispositive and voting power with respect to the 753,100 shares.

(4) According to the Schedule 13G filed February 12, 2004, Wellington Management Company shares voting and dispositive power with respect to the 576,000 shares in its capacity as an investment advisor.

(5) According to the Schedule 13G filed May 27, 2003, Christopher Harwood Bernard Mills shares voting and dispositive power with respect to 410,800 shares beneficially owned by Acquisitor Holding (Bermuda) Ltd., of which Mr. Mills is a director. Acquisitor is a Bermuda business managed by its Board of Directors. Mr. Mills is also a director of American Opportunity Trust which beneficially owns 61,900 shares, and therefore, he also shares voting and dispositive power with respect to such shares. Accordingly, he shares both dispositive and voting power with respect to the 472,700 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of beneficial ownership and changes in beneficial ownership of Michael Baker Corporation stock. Directors and officers must furnish us with copies of these reports. Based on these copies and directors and executive officers' representations, we believe all directors and executive officers complied with the requirements in 2003. A Securities and Exchange Commission Form 4, Statement of Changes in Beneficial Ownership of Securities, was filed during 2003 for 500 shares granted to Mr. Shaw in a prior year.

                         PROPOSAL 1 -- ELECT DIRECTORS

     Eight directors will be elected for a one-year term expiring on the date of the next annual meeting of shareholders or until their respective successors have been elected and qualified.

     Your proxy will be voted FOR the election of these nominees unless you withhold authority to vote for any one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the Board names one.

     THE BOARD RECOMMENDS YOU VOTE "FOR" EACH OF THE FOLLOWING CANDIDATES.

DIRECTOR NOMINEES

     The following table sets forth certain information regarding the nominees as of March 18, 2004. All of the nominees were elected directors by the Company's shareholders at the 2003 Annual Meeting. Except as otherwise indicated, each nominee has held the principal occupation listed or another executive position with the same entity for at least the past five years.

Robert N. Bontempo                     Professor at Columbia University School of Business since
Age 45                                 July 1994. Formerly: Assistant Professor of International
Director since 1997                    Business at Columbia University Graduate School of Business
                                       from July 1989 to July 1994.

Nicholas P. Constantakis               Retired. Formerly: Partner, Andersen Worldwide SC
Age 64                                 (independent public accountants and consultants) from June
Director since 1999                    1961 to September 1997. Director or Trustee of the Federated
                                       Fund Complex.

William J. Copeland                    Retired. Formerly: Chairman of the Board of the Company;
Age 85                                 Vice Chairman of the Board of PNC Financial Corp. and
Director since 1983                    Pittsburgh National Bank. Director Emeritus of the Federated
                                       Fund Complex.

Donald P. Fusilli, Jr.                 President and Chief Executive Officer of the Company since
Age 52                                 April 2001. Formerly: President and Chief Operating Officer
Director since 2001                    since May 2000; Executive Vice President -- Energy since
                                       1994; other positions with the Company since 1973. Director
                                       ATI International Metals, Inc.

Roy V. Gavert, Jr.                     Chief Executive Officer of Horton Company (manufacturer of
Age 70                                 valves for household appliances) since 1997. Formerly:
Director since 1988                    President and Chief Executive Officer of Kiplivit North
                                       America, Inc. (manufacturing) since July 1995; Chairman of
                                       World Class Processing, Inc. (manufacturing); Executive Vice
                                       President, Westinghouse Electric Corporation. Director
                                       Fincom, Inc. , Control Power Corporation and Tocca
                                       Packaging, Inc.

Thomas D. Larson                       Self employed (consultant). Formerly: Administrator, United
Age 75                                 States Federal Highway Administration until January 1992;
Director since 1993                    Secretary of the Pennsylvania Department of Transportation;
                                       and Professor of Engineering, The Pennsylvania State
                                       University.

John E. Murray, Jr.                    Chancellor Duquesne University since 2001; Professor of Law
Age 71                                 of Duquesne University since prior to 1995. Formerly:
Director since 1997                    President of Duquesne University since prior to 1995.
                                       Director or Trustee of the Federated Fund Complex.

Richard L. Shaw                        Chairman of the Board of the Company since 1993. Formerly:
Age 76                                 Chief Executive Officer from September 1999 to April 2001;
Director since 1965                    President and Chief Executive Officer from September 1993
                                       through September 1994; President and Chief Executive
                                       Officer from April 1984 to May 1992.

DIRECTORS' COMPENSATION

     Compensation for non-employee directors has been set as follows since May 2001:

     - Annual retainer -- $17,000;

     - Attendance at each regularly scheduled or special meeting of the Board of Directors -- $1,000;

     - Attendance at a Board of Directors committee meeting -- $750;

     - Telephonic attendance at a Board of Directors or committee meeting -- $100;

     - Additional annual retainer for Chairman of the Board of Directors -- $5,000; and

     - Additional annual retainer for committee chairmen -- $2,500.

     Effective July 23, 2003, the additional annual retainer for the Chairman of the Company's Audit Committee was increased to $4,500.

     In addition, non-employee directors participate in the 1996 Nonemployee Directors Stock Incentive Plan, which provides long-term incentive compensation to eligible directors. Under this plan, each member of the Board of Directors who is not an employee of the Company or any of its subsidiaries is granted 1,000 restricted shares and an option to purchase 2,000 shares of the Company's common stock on the first business day following the annual meeting of shareholders each year.

     See also "Related Party Transactions" on page 13.

THE BOARD AND COMMITTEES

     The Board has reviewed the independence of its members under the American Stock Exchange listing standards and has determined that each non-employee director, and therefore a majority of the Board of Directors, is independent.

     It is the Company's policy that all directors attend the annual meeting of shareholders if reasonably possible. Seven directors attended the 2003 annual meeting of shareholders.

     The Board met five times during 2003. All directors except Mr. Copeland participated in at least 75% of all meetings of the Board and the committees on which they served in 2003. Mr. Copeland participated in 67% of all meetings of the Board and the committee on which he served in 2003.

     The Board provides a process for shareholders to send communications to the Board or any of the directors of the Company. Shareholder communications to the Board or any director should be sent c/o the Secretary of Michael Baker Corporation, Airside Business Park, 100 Airside Drive, Moon Township, PA 15108. All such communications will be compiled by the Secretary of the Company and submitted to the Board or the individual director at the next regularly scheduled meeting of the Board.

     The Board committees that help the Board fulfill its responsibilities are discussed below.

THE EXECUTIVE COMMITTEE

     The Executive Committee of the Board of Directors, consisting of Mr. Shaw as Chairman, and Mr. Copeland, Mr. Fusilli and Dr. Murray, held four meetings in 2003. The Executive Committee has all the powers and the right to exercise all the authority of the Board of Directors in the management of the business and affairs of Michael Baker Corporation.

THE AUDIT COMMITTEE

     The Audit Committee, consisting of Dr. Bontempo as Chairman, and Mr. Constantakis and Dr. Larson, held eleven meetings in 2003. The Board of Directors in its best business judgment has concluded that all Audit Committee members are independent as defined by the American Stock Exchange listing standards. In addition, the Board has determined that Mr. Constantakis qualifies as an "audit committee financial expert" as such is defined by the regulations of the Securities and Exchange Commission. The Audit Committee acts under a written charter which was amended by the Board of Directors on February 19, 2004. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement. The Audit Committee assists the Board in overseeing the accounting and financial reporting process of the Company. It is directly responsible for appointing, compensating, retaining and overseeing the work of the registered public accounting firm engaged by the Company. The functions performed by the Audit Committee include:

     - appointing the independent accountants,

     - reviewing with the independent accountants the plan for, and the results of, the auditing engagement,

     - approving professional services to be provided by the independent accountants before the services are performed,

     - reviewing the independence of the independent accountants,

     - overseeing the work of the independent accountants,

     - discussing the Company's financial statements with the independent accountants and management, and

     - reviewing the Company's system of internal accounting controls.

     The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Michael Baker Corporation regarding accounting, internal controls or auditing matters.

     The Audit Committee has considered whether the independent public accountant's provision of non-audit related services is compatible with maintaining the independence of the independent public accountants.

THE AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for reviewing the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In the performance of our oversight function, we meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We meet privately with the independent public accountants, who have unrestricted access to the Audit Committee. Specifically, we have reviewed and discussed the consolidated balance sheet of Michael Baker Corporation and subsidiaries as of December 31, 2003, and the related consolidated statements of income, shareholders investment and cash flows, for the year then ended, with management of the Company and the independent public accountants. These financial statements, which are the responsibility of the Company's management, are included in the Company's annual report to shareholders and in the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission. They have been audited by PricewaterhouseCoopers LLP, independent public accountants, and their report thereon, which accompanies the financial statements, is an important part of the Company's reporting responsibility to its shareholders. Based on our review of the financial statements and the discussions with Company management and the independent public accountants, we are responsible for making a recommendation to the Board of Directors of the Company regarding inclusion of the audited financial statements in the Company's annual report on Form 10-K.

     We have met with the independent public accountants and discussed the matters that they are required to communicate to us by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. These items include, but are not limited to, significant issues identified during the audit such as management judgments and accounting estimates, accounting policies, proposed audit adjustments, financial statement disclosure items and internal control issues, and if there were any disagreements with management or difficulties encountered in performing the audit.

     The Company's independent public accountants also provided us with written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). We have met with and discussed the independent public accountants' independence.

     Based on our review and discussions, we have recommended to the Company's Board of Directors that the aforementioned 2003 audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

     As part of the ongoing oversight process, the Audit Committee, with the advice of legal counsel, the Company's independent public accountants and other advisors, has adopted and implemented in a timely manner the new rules and regulations of the Securities and Exchange Commission and the American Stock Exchange, including the amendment of the Audit Committee Charter.

     Respectfully submitted,

     Robert N. Bontempo      Nicholas P. Constantakis      Thomas D. Larson

THE COMPENSATION COMMITTEE

     The Compensation Committee, consisting of Mr. Gavert as Chairman, and Dr. Bontempo and Dr. Larson, held six meetings in 2003. The Compensation Committee reviews and recommends to the Board the compensation of senior executives and directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     The members of the Compensation Committee in 2003, Mr. Gavert as Chairman, Dr. Bontempo and Dr. Larson, are non-employee directors who are independent as defined by American Stock Exchange listing standards. During 2003, no executive officer of the Company served on a compensation committee (or other board committee performing equivalent functions) or on the board of directors of any entity (other than the Company's Board of Directors) related to any member of the Company's Board of Directors.

     EVEN IF MICHAEL BAKER CORPORATION'S PREVIOUS FILINGS UNDER THE SECURITIES LAWS INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, THE FOLLOWING REPORT AND THE STOCK PERFORMANCE GRAPH ON PAGES 11 AND 12 ARE NOT INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

THE COMPENSATION COMMITTEE REPORT

     Introduction. Decisions regarding compensation of the Company's executives generally are made by the Compensation Committee of the Board. In 2003, the Compensation Committee consisted of Mr. Gavert as the Chairman and Drs. Bontempo and Larson.

     All recommendations of the Compensation Committee relating to compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Mr. Gavert and Drs. Bontempo and Larson in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for 2003 as they affected executive officers of the Company.

     Compensation Philosophy. The Company's philosophy on compensation places a share of employee compensation "at risk", thereby rewarding employees based on the overall performance of the Company. The

Company's "Line-of-Sight" annual Incentive Compensation Plan adopted in 2001 utilizes this philosophy. The following are the Company compensation objectives:

     - to attract and retain executive officers and other key employees of outstanding ability, and to motivate all employees to perform to the full extent of their abilities;

     - to ensure that pay is competitive with other leading companies in the Company's industries;

     - to reward executive officers and other key employees for corporate, group and individual performance; and

     - to ensure that total compensation to the executive officers as a group is not disproportionate when compared to the Company's total employee population.

     Compensation. The Compensation Committee reviews data from multiple sources (Hay Group Inc., Hewitt Associates LLC, Watson Wyatt Data Services and William M. Mercer Incorporated) in connection with performance of its duties. In addition, William M. Mercer Incorporated assists in the development of incentive compensation plans and policies.

     Effective April 25, 2001, when Mr. Fusilli succeeded Mr. Shaw as Chief Executive Officer, Mr. Shaw entered into a Consulting Agreement to provide for performance of consulting services to the Company until April 26, 2003 with annual compensation equal to 25% of his salary of $425,006 in effect on April 25, 2001. In addition, pursuant to the Consulting Agreement, the Company covers the costs of health insurance and maintains a life insurance policy for Mr. Shaw. The Agreement also provides for a supplemental retirement benefit of $5,000 per month commencing at the expiration of the Agreement. During 2003, the Company agreed to extend the term of this Agreement for two years until April 26, 2005. During 2003, life insurance premiums were paid on Mr. Shaw's behalf pursuant to the Agreement in the amount of $45,038.

     On April 25, 2001, Mr. Fusilli became the President and Chief Executive Officer of the Company at an annual base salary of $400,000. On February 18, 2003, Mr. Fusilli's salary was increased to $410,000, effective April 1, 2003. The Compensation Committee believes this salary is in line with the Company's philosophy for executive officers and is in accord with the responsibilities of Mr. Fusilli as Chief Executive Officer. In addition to his base salary, Mr. Fusilli may be awarded a bonus by the Compensation Committee based on the Committee's evaluation of Mr. Fusilli's performance. In assessing Mr. Fusilli's performance, the Compensation Committee reviews a variety of areas affecting the Company's performance for which Mr. Fusilli is held accountable such as leadership, strategic planning, financial results, succession planning, human resources, communications, and external and Board relations. The Committee did not award a bonus to Mr. Fusilli for fiscal year 2003. No stock options were granted to Mr. Fusilli or any other executive officers in 2004 for fiscal year 2003 performance.

     The Company applies a compensation program consisting of base salary, annual incentive compensation and long-term incentive compensation. In determining base salaries for 2003, the Compensation Committee reviewed the relationship of an executive's compensation to that of other executive officers of the Company, similar executive officers in comparable companies, and the Company's current and projected growth and profitability performance. In determining annual and long-term incentive compensation, the Compensation Committee reviewed the Company's performance in 2003.

     The Chief Executive Officer recommends to the Compensation Committee salary adjustments for executive officers. The Committee reviews these recommendations in light of the above referenced factors. A final comparison is made to verify that the total percentage increase in compensation paid to the executive officers as a group is not disproportionate to the percentage increase applicable to other Company employee groups.

     2001 "Line of Sight" Incentive Compensation Plan. In keeping with its philosophy of placing a portion of employee compensation "at-risk", the Committee administers the Company's 2001 "Line-of-Sight" Incentive Compensation Plan, in which all employees have an opportunity to participate on an annual basis. Under the Plan, the Committee established a Company performance goal measured by earnings per share and revenue. Upon achievement of the Company earnings per share performance goal and other Company goals established based upon an employee's group within the Plan, the employee may receive payment of an incentive award up to the amount of a pre-established incentive target. The incentive targets are based upon market comparisons to ensure that incentive compensation opportunities are competitive with other leading companies in the Company's industries or lines of business. Providing an incentive compensation payment opportunity contingent upon the achievement of the Company's performance goals facilitates the objective of establishing a clear line-of-sight between the overall performance of the Company and the individual contribution of each employee.

     1995 Stock Incentive Plan. The 1995 Stock Incentive Plan provides long-term incentive compensation to eligible employees. Stock options awarded under the Plan are based on the Compensation Committee's judgment concerning the position and responsibilities of the employee being considered, the nature and value of his or her services, his or her current contribution to the long-term success of the Company, the employee's cash compensation, the expected rate of appreciation in the value of the stock option, and any other factors which the Compensation Committee may deem relevant. No stock options were granted by the Committee in 2004 for 2003 performance.

     2003 Long-Term Incentive Compensation Plan. In February 2003, the Board adopted the 2003 Long-Term Incentive Compensation Plan, subject to shareholder approval. The shareholders approved this Plan at the annual meeting on April 24, 2003. The new long-term incentive compensation plan is designed to award employees for specific performance factors, which are defined in the Plan, over a three (3) year time period. The Compensation Committee and the Board believe that this plan design provides a commitment to long-term performance. The Plan provides for the payment of performance-based incentive awards to employees and includes provisions that protect the Company's ability to take a tax deduction for such awards. Payment of incentive awards will be, in part, in the form of restricted stock, which will assist in aligning the interests of employees and shareholders.

     Respectfully submitted,

     Roy V. Gavert, Jr.        Robert N. Bontempo        Thomas D. Larson

THE GOVERNANCE AND NOMINATING COMMITTEE

     The Governance and Nominating Committee, consisting of Dr. Murray as Chairman, and Mr. Constantakis, Mr. Copeland and Mr. Shaw, held one meeting during 2003. The Governance and Nominating Committee considers and recommends candidates to sit on the Board of Directors and addresses issues related to governance relative to the Company. In order to comply with the new listing standards of the American Stock Exchange requiring that all members of the Governance and Nominating Committee be independent directors as defined by the listing standards, effective February 19, 2004, Mr. Shaw resigned as a member of the Committee.

     The Board has determined in its best business judgment that, following the resignation of Mr. Shaw, the members of the Governance and Nominating Committee are independent as defined by the American Stock Exchange listing standards. The Governance and Nominating Committee acts under a written charter which was adopted by the Board of Directors on February 20, 2003. A current copy of the Governance and Nominating Committee Charter is available on Michael Baker Corporation's website at www.mbakercorp.com.

     The Governance and Nominating Committee will consider nominees for Director recommended by shareholders. Shareholders wishing to recommend a director candidate for consideration by the Committee can do so by writing to the Secretary of Michael Baker Corporation, Airside Business Park, 100 Airside Drive, Moon Township, PA 15108; giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a current resume of the individual and a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Such nominations must be received at least 60 days prior to the annual meeting of shareholders. No candidates for Board membership have been put forward by shareholders for election at the 2004 annual meeting.

     In considering candidates for the Board, the Governance and Nominating Committee considers the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a Board nominee. The Governance and Nominating Committee is guided by the objectives set forth in its charter that the Board of Directors consists of individuals of the highest integrity, able to provide insightful, intelligent and effective guidance to management, coming from diverse educational and professional experiences and backgrounds who, collectively, provide meaningful counsel to management. If candidates are recommended by the Company's shareholders, such candidates will be evaluated using the same criteria. With respect to nominations of continuing directors for re-election, the individual's previous contributions to the Board are also considered.

     The Committee has the authority under its charter to hire and pay a fee to a consultant or search firm to assist in the process of identifying and evaluating director candidates. The Committee did not use a consultant or search firm in the last fiscal year.

THE HEALTH, SAFETY, ENVIRONMENTAL AND COMPLIANCE COMMITTEE

     The Health, Safety, Environmental and Compliance Committee, consisting of Dr. Larson as Chairman, and Mr. Fusilli and Mr. Gavert, held two meetings in 2003. The Committee reviews and considers health, safety, environmental and related compliance issues relative to the Company.

                           SUMMARY COMPENSATION TABLE

     This table shows the compensation for Michael Baker Corporation's Chief Executive Officer and the four remaining most highly paid executive officers in 2003.

                                                                             LONG TERM
                                                                            COMPENSATION
                                                      ANNUAL COMPENSATION      AWARDS
                                                      -------------------   ------------
                                                                             SECURITIES
                                                                             UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR    SALARY     BONUS      OPTIONS(1)    COMPENSATION(2)
---------------------------                    ----   --------   --------   ------------   ---------------
Donald P. Fusilli (3)                          2003   $407,278   $     --          --         $ 13,622
  President and Chief                          2002   $400,005   $     --      41,056         $ 11,972
  Executive Officer                            2001   $382,696   $259,503      20,528         $ 11,060
William P. Mooney                              2003   $244,158   $     --          --         $    858
  Executive Vice President and                 2002   $240,011   $     --      19,708         $    858
  Chief Financial Officer                      2001   $240,011   $108,995       9,854         $    560
H. James McKnight                              2003   $239,059   $     --          --         $ 13,322
  Executive Vice President                     2002   $234,998   $ 25,000      19,296         $151,549
  General Counsel and                          2001   $234,998   $106,719       9,648         $ 11,672
  Secretary
James B. Richards, Jr.                         2003   $203,074   $ 20,000          --         $ 12,290
  Executive Vice President                     2002   $196,693   $     --      15,192         $ 10,527
                                               2001   $186,461   $ 84,020       7,596         $  9,979
John D. Whiteford                              2003   $202,970   $ 20,000          --         $ 11,300
  Executive Vice President                     2002   $196,589   $     --      15,602         $ 10,521
                                               2001   $190,008   $ 86,287       7,801         $  9,633

---------------

(1) The Company granted stock options to executive officers in 2002 and 2001, for 2001 and 2000 performance, respectively. No stock options were granted to the executive officers in 2003 for 2002 performance.

(2) Includes matching contributions made by the Company under its 401(k) plan paid on behalf of the following individuals in 2003, 2002 and 2001 respectively: Mr. Fusilli $11,000, $ 9,350 and $9,350; Mr. McKnight $11,000 $9,350 and $9,350; Mr. Richards $11,000, $9,350 and $9,350; Mr. Whiteford
    $11,000, $9,350 and $9,350. Also includes group life insurance premiums paid by the Company on behalf of the following individuals as employees in 2003, 2002 and 2001 respectively: Mr. Fusilli $2,622, $2,622 and $1,710; Mr.
    McKnight $2,322, $2,322 and $2,322; Mr. Mooney $858, $858 and $560; Mr.
    Richards $1,290, $1,177 and $629; Mr. Whiteford $300, $283 and $283.
    Includes $139,877 for Mr. McKnight with respect to stock option exercises in 2002.

(3) Mr. Fusilli's Annual Compensation reflects increases based on changes in his position during the period presented. Mr. Fusilli was elected President and Chief Executive Officer of the Company on April 25, 2001.

2003 AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES

     This table shows the number and value of stock options exercised and unexercised for the named executive officers.

                                                         NUMBER OF SECURITIES
                                                              UNDERLYING               VALUE OF UNEXERCISED
                                SHARES                  UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON    VALUE         DECEMBER 31, 2003            DECEMBER 31, 2003
NAME                           EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                          -----------   --------   -------------------------   ----------------------------
Donald P. Fusilli, Jr.             0           $0            69,859/46,163              $  161,628/$13,979
William P. Mooney                  0           $0            17,244/12,318              $   13,487/$ 4,497
H. James McKnight                  0           $0            12,060/29,070              $    4,402/$ 8,229
James B. Richards, Jr.             0           $0            23,526/15,566              $   37,444/$ 4,832
John D. Whiteford                  0           $0             17,212/9,752              $   15,484/$ 3,561

---------------

(1) The value of unexercised options is based on the differences between the exercise prices of the various option grants and the closing price of Michael Baker Corporation's common stock on the American Stock Exchange on December 31, 2003 of $10.35.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2003 about equity awards under our equity compensation plans and arrangements in the aggregate.

                                            (a)                     (b)                          (c)
                                                                                        NUMBER OF SECURITIES
                                                                                   REMAINING AVAILABLE FOR FUTURE
                                  NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE          ISSUANCE UNDER EQUITY
                                  BE ISSUED UPON EXERCISE    EXERCISE PRICE OF           COMPENSATION PLANS
                                  OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY                       WARRANTS AND RIGHTS     WARRANTS AND RIGHTS          IN COLUMN (a)) (1)
-------------                     -----------------------   --------------------   -------------------------------
Equity compensation plans
  approved by shareholders                574,281                  $10.70                     1,063,248
Equity compensation plans not
  approved by shareholders                     --                      --                            --
                                          -------                  ------                     ---------
          Total                           574,281                  $10.70                     1,063,248

---------------

(1) Excludes 250,000 shares for which shareholder approval is being sought pursuant to Proposal 2 -- Amend 1996 Nonemployee Directors Stock Incentive Plan in this proxy statement.

EMPLOYMENT CONTINUATION AGREEMENTS

     The Company entered into Employment Continuation Agreements in October 2000, with Messrs. Fusilli, Mooney, McKnight, Richards and Whiteford. Under the Agreements with Messrs. Fusilli, Mooney and McKnight, the executives agree to remain in the employ of the Company for thirty-six months following the date of a change of control (as defined in the Agreements), and the Company agrees to provide salary and benefits at levels commensurate with those prior to the change of control for that period. The Agreements further provide that if the executive's employment is terminated by reasons other than death, disability, voluntary termination (except a voluntary termination for good reason as defined in the Agreements), or is terminated by the Company other than for cause (as defined in the Agreements), during that period, the Company will pay the executives their (i) earned salary, (ii) a severance amount equal to three times the sum of the executives' annual base salary and the executive's average bonus for the five fiscal years preceding the change of control, and (iii) obligations accrued under applicable benefit plans and programs, and continue their benefits for three years. The payments under the Agreements may be subject to reduction to the extent that they are considered excess parachute payments under the Internal Revenue Code. Furthermore, the executives will under certain circumstances receive similar benefits if their employment is terminated in contemplation of a change of control and a change of control occurs within one year following such termination.

     The Agreements with Mr. Richards and Mr. Whiteford are the same except that the executive agrees to remain in the employ of the Company for twenty-four months following a change of control and the severance amount is an amount equal to two times the sum of the executive's annual base salary and the executive's average bonus for the five fiscal years preceding the change of control with continued benefits for two years.

RELATED PARTY TRANSACTIONS

     The Company entered into an Employment Agreement with Richard L. Shaw in April 1988, which was supplemented in March 1992, October 1994, June 1995, March 1998 and September 1999. During 2001, Mr. Shaw, as Chief Executive Officer of the Company until April 25, 2001, was compensated under the terms of his Employment Agreement at an annual salary of $425,006. In addition, the Company covered the costs of health insurance and maintained a life insurance policy for Mr. Shaw as provided for in the Agreement. This Agreement also provided for a supplemental retirement benefit of $5,000 per month commencing on expiration of the Agreement. Effective April 25, 2001, Mr. Shaw retired from the position of Chief Executive Officer of the Company, and the Company and Mr. Shaw entered into a Consulting Agreement for Mr. Shaw's consulting services for the period April 26, 2001 through April 26, 2003. The Consulting Agreement provides an annual compensation equal to 25% of Mr. Shaw's previous salary of $425,006. In addition, under the Consulting Agreement, the Company covers the costs of health insurance and maintains a life insurance policy for Mr. Shaw. The Consulting Agreement also provides for a supplemental retirement benefit of $5,000 per month commencing at the expiration of the consulting term. During 2003, the Company agreed to extend the term of this Agreement for two years until April 26, 2005.

STOCK PERFORMANCE GRAPH

     The line graph compares, for the five year period commencing December 31, 1998, the yearly percentage change in the cumulative total shareholder return on the Company's common stock with the cumulative total return of the Russell 2000 Index, the Philadelphia Oil Service Index, and a peer group identified by the Company to best approximate the Company's lines of business.

     The peer group was selected to include publicly-traded companies engaging in one or more of the Company's lines of business: civil infrastructure engineering, construction management, and operations and maintenance. The peer group consists of Tetra Tech, Inc., and URS Corporation.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG MICHAEL BAKER CORPORATION, THE RUSSELL 2000 INDEX,
              THE PHILADELPHIA OIL SERVICE INDEX, AND A PEER GROUP
GRAPHIC

                                           BAKER MICHAEL                                PHILADELPHIA OIL
                                                CORP               RUSSELL 2000             SERVICE               PEER GROUP
                                           -------------           ------------         ----------------          ----------
12/98                                          100.00                 100.00                 100.00                 100.00
12/99                                           67.95                 121.26                 145.01                  77.82
12/00                                           79.49                 117.59                 198.84                 121.50
12/01                                          155.90                 120.52                 138.18                 115.86
12/02                                          112.31                  95.83                 126.28                  67.51
12/03                                          106.15                 141.11                 146.47                 130.06

* $100 invested on 12/31/98 in stock or index and assumes reinvestment of dividends. Fiscal year ending December 31.

      PROPOSAL 2 -- AMEND 1996 NONEMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

     The 1996 Nonemployee Directors Stock Incentive Plan (the "Directors Plan") was originally adopted by the Board of Directors on February 27, 1996, and was amended, subject to your approval, by the Board of Directors on February 19, 2004. The amendment increases the number of shares available for grant under the Directors Plan by 250,000 and extends the term of the plan to February 18, 2014. The affirmative vote of a majority of the votes represented in person or by proxy at the annual meeting is required for approval of the amendment of the Directors Plan.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT OF THE DIRECTORS PLAN.

     The principal features of the Directors Plan are summarized below, but the summary is qualified in its entirety by the full text of the Directors Plan, which is set forth as Appendix B to this proxy statement.

GENERAL

     The purposes of the Directors Plan are to promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee directors and shareholders of the Company, to provide an additional inducement for such directors to remain with the Company, to reward such directors by providing an opportunity to acquire shares of Common Stock on favorable terms and to provide a means through which the Company may attract able persons to serve as directors of the Company.

     The aggregate number of shares which may be issued and as to which grants or awards of stock options and/or restricted shares may be made under the Directors Plan is 400,000 shares of common stock, subject to proportionate adjustment in the event of stock splits and similar events. If any stock option granted under the Directors Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto is again available for purposes of the Directors Plan. If shares of common stock are forfeited to the Company pursuant to the restrictions applicable to restricted shares awarded under the Directors Plan, the shares so forfeited are not again available for purposes of the Directors Plan unless during the period such shares were outstanding the awardee received no dividends or other "benefits of ownership" from such shares. For purposes of applying that standard, no benefit is deemed to be derived by an awardee from voting rights or where dividends accumulate but due to forfeiture are never realized.

ADMINISTRATION

     The Directors Plan is administered by the Compensation Committee of the Board.

     The Committee has the power to interpret the Directors Plan and to prescribe rules, regulations and procedures in connection with the operations of the Directors Plan. All questions of interpretation and application of the Directors Plan, or as to stock options granted or restricted shares awarded under the Directors Plan, are subject to the determination of the Committee, which is final and binding.

     Notwithstanding the discretion to administer the Directors Plan granted to the Committee, the selection of the directors to whom stock options are to be granted or restricted shares awarded, the timing of such grants and awards, the number of shares subject to any stock options or restricted share award, the terms of any restricted share award, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option are set forth in the Directors Plan, and the Committee has no discretion as to such matters.

GRANT OF STOCK OPTIONS AND AWARD OF RESTRICTED SHARES

     On the first business day following each annual meeting of shareholders of the Company, each person who is then a member of the Board of Directors of the Company and who is not then an employee of the Company or any of its subsidiaries is granted a "nonstatutory stock option" to purchase 2,000 shares of common stock, and is awarded 1,000 restricted shares. If the number of shares remaining available for the grant of stock options and the award of restricted shares under the Plan is not sufficient for each non-employee director to be granted an option for 2,000 shares and awarded 1,000 restricted shares, then each non-employee director is granted an option and awarded restricted shares for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee directors, disregarding any fractions of a share, and allocating one-half of the remaining shares to options and one-half to restricted shares.

STOCK OPTIONS

     The option price for each stock option is the fair market value of the common stock on the date the stock option is granted. Fair market value, for this purpose, is generally the mean between the publicly reported high and low sale prices per share of the common stock for the date as of which fair market value is to be determined.

     No stock option may be exercised by a grantee during the first six months of its term, unless the exercise date has been accelerated upon the occurrence of one or more events described under "Acceleration of Options and Lapse of Restrictions in Certain Events" below. Each stock option will expire, and no stock option may be exercised, after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     If a grantee ceases to be a director for any reason, any unexpired option which is then exercisable remains exercisable for a period of one year following the date such grantee ceases to be a director or until the expiration of the option, whichever is shorter. If the grantee dies after ceasing to be a director, any unexpired stock option is exercisable by the person entitled to do so under his will or by his legal representative (but only to the extent such option was exercisable by the grantee immediately prior to his death) at any time prior to the expiration of such option or within one year after the date of death, whichever is shorter.

     The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of common stock having a fair market value on the date of exercise of the stock option (determined as described above) equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash, and no shares of common stock which have been held less than six months may be delivered in payment of the option price.

     No stock option granted under the Directors Plan is transferable other than by will or by the laws of descent and distribution, and a stock option may be exercised during a grantee's lifetime only by the grantee.

RESTRICTED SHARES

     Awards of restricted shares are confirmed by an agreement which sets forth the number of shares of common stock awarded. The agreement is executed on behalf of the Company by the Chief Executive Officer or by the Chief Financial Officer and by the awardee. None of the restricted shares may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during a period of two years commencing on the date of the award of the restricted shares (the "Restricted Period"), except that shares may be transferred by will or by the laws of' descent and distribution and the transfer restriction will lapse in the event the awardee ceases to be a director of the Company as a result of voluntary retirement with the consent of the Company, disability, or death. The restricted shares are forfeited during the Restricted Period in the event the awardee ceases to be a director of the Company for any reason, other than as a result of voluntary retirement with the consent of the Company, disability, or death.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares are issued in the name of the awardee and deposited with the Company in escrow together with related stock powers signed by the awardee. Upon the lapse or termination of the applicable restrictions (and not before such time), the awardee is issued or transferred share certificates for such restricted shares. From the date a restricted share award is effective, the awardee is a shareholder with respect to all the shares represented by such certificates and has all the rights of a shareholder with respect to all the shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

ACCELERATION OF OPTIONS AND LAPSE OF RESTRICTIONS IN CERTAIN EVENTS

     The Directors Plan provides for acceleration of the exercisability of stock options and the lapse of restrictions on restricted share awards upon the occurrence of one or more events described in Section 8 of the Plan ("Section 8 Events"). Such an event is deemed to have occurred when (1) the Company acquires actual knowledge that any person (other than the Company, a subsidiary or an employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly or indirectly, of securities representing 20 percent or more of the voting power of the Company, (2) a tender offer is made to acquire securities representing 20 percent or more of the voting power of the Company,
(3) a person other than the Company solicits proxies relating to the election or removal of 50 percent or more of any class of the Board of Directors or (4) the shareholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to the transaction will not own a majority of the voting power of the surviving or resulting corporation or any corporation which acquires the stock of the Company or more than 10 percent of its consolidated assets.

     Notwithstanding any other provision contained in the Directors Plan, in case any Section 8 Event occurs, all outstanding stock options become immediately and fully exercisable whether or not otherwise exercisable by their terms and all restrictions applicable to restricted share awards will lapse regardless of the scheduled lapse of such restrictions.

POSSIBLE ANTI-TAKEOVER EFFECT

     The provisions of the Plan providing for the acceleration of the exercise date of stock options and the lapse of restrictions on restricted share awards upon the occurrence of a Section 8 Event may be considered as having an anti-takeover effect.

MISCELLANEOUS

     The Board of Directors may amend or terminate the Directors Plan at any time except that the Board may not revoke any outstanding stock options and except that no amendment of the Directors Plan may (i) be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Directors Plan to qualify for the exemption from short-swing trading liability under Section 16(b) of the Securities Exchange Act of 1934 provided by Securities and Exchange Commission Rule 16b-3 or by the rules of any stock exchange on which the Common Stock is listed, (ii) amend more than once every six months the provisions of the Directors Plan relating to the selection of the directors to whom stock options are to be granted or restricted shares are to be awarded, the timing of such grants and awards, the number of shares subject to any stock option or restricted share award, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option, other than to comport with changes in the Internal Revenue Code or the rules and regulations thereunder or (iii) otherwise amend the Directors Plan in any manner that would cause stock options under the Directors Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Directors Plan may, without the written consent of the holder of a stock option or restricted share award theretofore awarded under the Directors Plan, adversely affect the rights of such holder with respect thereto.

     Notwithstanding the provisions described in the preceding paragraph, the Board has the power to amend the Directors Plan in any manner deemed necessary or advisable for stock options granted under the Directors Plan to qualify for the exemption provided by Rule 16b-3, and any such amendment will, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Directors Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of nonstatutory stock options and the award of restricted shares under present law.

     Nonstatutory Stock Options. A director will not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is generally treated as compensation received by the director on the date of exercise. If the option price of the nonstatutory stock option is paid in whole or in part in shares, no income, gain or loss is recognized on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any paid upon exercise, is treated as compensation received on the date of exercise of the nonstatutory stock option. Special rules apply upon the exercise by a director of a nonstatutory stock option in certain limited circumstances if there is a Section 16(b) restriction period following the date of exercise.

     The Company generally is entitled to a deduction for compensation paid in the same amount treated as compensation received.

     Restricted Shares. An awardee of restricted shares does not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). If an awardee is subject to Section 16(b) of the 1933 Act on the date of the award, the shares generally are deemed to be subject to restrictions (in addition to the restrictions imposed by the award) for at least six months following the date of the award. However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse is treated as compensation income to the awardee and is taxable in the year the restrictions lapse. The Company generally is entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

     Other Tax Matters. The acceleration of the exercise date of stock options, the exercise of a stock option, or the lapse of restrictions on restricted shares following the occurrence of a Section 8 Event, in certain circumstances, may result in (i) a 20 percent Federal excise tax (in addition to Federal income tax) to the director on certain amounts associated with the stock option or, in the case of restricted shares, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of the compensation deduction which would otherwise be allowable to the Company.

NEW PLAN BENEFITS TABLE

     The following table sets forth the options and restricted shares that were granted to date under the Directors Plan and are to be granted during 2004. Total grants to be made under the Directors Plan in the future are not determinable. No stock options will be granted and no restricted shares will be awarded under the Directors Plan to employees of the Company.

                                                                           RESTRICTED SHARES
NAME OF DIRECTOR                       FISCAL YEAR     OPTIONS GRANTED          GRANTED
----------------                       -----------     ---------------     -----------------
Robert N. Bontempo                      1997-2000           4,000                2,000
                                        2001-2003(1)        6,000                3,000
                                             2004(2)        2,000                1,000

Nicholas P. Constantakis                     2000           1,000                  500
                                        2001-2003(1)        6,000                3,000
                                             2004(2)        2,000                1,000

William J. Copeland                     1996-2000           5,000                2,500
                                        2001-2003(1)        6,000                3,000
                                             2004(2)        2,000                1,000

Roy V. Gavert, Jr.                      1996-2000           5,000                2,500
                                        2001-2003(1)        6,000                3,000
                                             2004(2)        2,000                1,000

Thomas D. Larson                        1996-2000           5,000                2,500
                                        2001-2003(1)        6,000                3,000
                                             2004(2)        2,000                1,000

John E. Murray, Jr.                     1997-2000           4,000                2,000
                                        2001-2003(1)        6,000                3,000
                                             2004(2)        2,000                1,000

Richard L. Shaw                         1996-2000           4,000                2,500
                                        2001-2003(1)        6,000                3,000
                                             2004(2)        2,000                1,000

---------------

(1) At a meeting held on January 15 and 16, 2001, the Compensation Committee of the Board of Directors approved an increase in the annual stock option grant to non-employee directors from 1,000 shares to 2,000 shares and an increase in the annual restricted stock award to non-employee directors from 500 shares to 1,000 shares. The action of the Compensation Committee was approved by the full Board of Directors at a regular meeting on February 21, 2001.

(2) Grants to be made to non-employee directors on the first business day following the 2004 annual meeting of shareholders.

                               OTHER INFORMATION

OTHER BUSINESS

     We do not expect any business to come before the meeting other than the election of directors and the request for approval of the amendment of the 1996 Nonemployee Directors Stock Incentive Plan. If other business is properly raised, your proxy authorizes its holder to vote according to their best judgment.

INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors of the Company has selected the independent accounting firm of PricewaterhouseCoopers LLP, ("PwC"), to examine the financial statements of the Company for 2004.

     PwC audited the financial statements of the Company for 2003. The Board of Directors expects that representatives of PwC will be present at the annual meeting and, while the representatives do not currently plan to make a statement at the meeting, they will be available to respond to appropriate questions.

AUDIT FEES

     The following table sets forth the aggregate fees for services provided by PwC for the fiscal years ended December 31, 2003 and 2002:

                                                    2003       2002
                                                  --------   --------
Audit Fees                                        $381,600   $338,400
Audit Related Fees (1)                              90,000     11,000
Tax Fees                                                --         --
All Other Fees                                          --         --
                                                  --------   --------
Total Fees                                        $471,600   $349,400
                                                  ========   ========

---------------

(1) Services related to review of implementation of financial accounting system in 2003 and audit of employee benefit plan in 2002.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence.

     The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. With respect to other permitted services, the Committee pre-approves certain services and categories of services on a fiscal year basis subject to thresholds. All other permitted services must be pre-approved by the Audit Committee.

     The Chief Financial Officer determines whether services to be provided require pre-approval or are included within the list of pre-approved services.

     All services provided by PwC in fiscal year 2003 were pre-approved by the Audit Committee.

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

     The Company has adopted a Code of Ethics for Senior Officers incorporating the provisions required by the SEC for senior financial officers of the Company. A copy of the Code is posted on the Company's website at www.mbakercorp.com. In the event that the Company makes any amendment to, or grants any waiver from a provision of the Code of Ethics for Senior Officers that requires discussion under SEC rules, the Company will disclose the amendment or waiver and the reasons for such on our website.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, in a limited number of instances, officers, directors and other employees of the Company may, for no additional compensation, solicit proxies in person or by telephone to vote for all nominees and for amendment of the 1996 Nonemployee Directors Stock Incentive Plan.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

     To be eligible for inclusion in next year's proxy for the 2005 annual meeting of shareholders, the deadline for shareholder proposals to be received by our Secretary is December 3, 2004. In connection with the 2005 annual meeting of shareholders, if we do not receive notice of a matter or proposal to be considered, on or before February 15, 2005, or in accordance with Section 2.01.1 of our By-Laws with respect to nominations of candidates for election as directors, then the persons appointed by the Board of Directors to act as proxies for such annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal raised at the 2005 annual meeting.

                                                   By order of the Board of
                                                   Directors,

                                                   H. JAMES MCKNIGHT
                                                   Secretary

                                   APPENDIX A

                           MICHAEL BAKER CORPORATION

                            AUDIT COMMITTEE CHARTER
                 (AMENDED AND RESTATED AS OF FEBRUARY 19, 2004)

                                 COMMITTEE ROLE

     The Committee's role is to act on behalf of the Board of Directors and oversee all material aspects of the Company's reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the board. The Audit Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on Company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

     The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                              COMMITTEE MEMBERSHIP

     The Committee shall consist of at least three independent board members. Committee members shall have (1) knowledge of the primary industries in which the Company operates; (2) the ability to read and understand fundamental financial statements; and (3) the ability to understand key business and financial risks and related controls and control processes. The Committee shall have access to its own counsel and other advisors at the Committee's sole discretion.

     At least one member should be "financially sophisticated" having past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background. The Committee shall have at least one member who qualifies as an "audit committee financial expert" under Item 401(h) of Regulation S-K. Committee appointments and Committee Chairman shall be approved annually by the full Board upon recommendation of the Chairman of the Board.

                         COMMITTEE OPERATING PRINCIPLES

     The Committee shall fulfill its responsibilities within the context of the following overriding principles:

     - Communications -- The chairperson and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, other Committee chairpersons, and other key Committee advisors, external and internal auditors, etc., as applicable, to strengthen the Committee's knowledge of relevant current and prospective business issues.

     - Committee Education/Orientation -- The Committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual Committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the Company operates.

     - Meeting Agenda -- Committee meeting agendas shall be the responsibility of the Committee chairperson, with input from Committee members. It is expected that the chairperson would also ask for management and key Committee advisors, and perhaps others, to participate in this process.

     - Committee Expectations and Information Needs -- The Committee shall communicate Committee expectations and the nature, timing, and extent of Committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors, and others prior to the meeting. Meeting conduct will assume Board members have reviewed written materials in sufficient depth to participate in Committee/Board dialogue.

     - External Resources -- The Committee shall be authorized to access internal and external resources, as the Committee requires, to carry out its responsibilities. The Company will provide appropriate funding as determined by the Committee for payments of compensation of the registered public accountant, advisers and other expenses to carry out the Committee's duties.

     - Committee Meeting Attendees -- The Committee shall request members of management, counsel, internal audit, and external auditors, as applicable, to participate in Committee meetings, as necessary, to carry out the Committee's responsibilities. Periodically and at least annually, the Committee shall meet in private session with only the Committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the Audit Committee or Committee chairperson with or without management attendance. In any case, the Committee shall meet in executive session separately with internal and external auditors, at least annually.

     - Reporting to the Board of Directors -- The Committee, through the Committee chairperson, shall report, after each meeting, to the full Board. In addition, summarized minutes from Committee meetings shall be available to each Board member.

     - Committee Self Assessment -- The Committee shall review, discuss, and assess its own performance as well as the Committee's role and responsibilities, seeking input from senior management, the full Board, and others. Changes in role and/or responsibilities, if any, shall be recommended to the full Board for approval.

     - Independent Board Members -- The Board shall be composed of executive and nonexecutive members. Independent members are nonexecutive members who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

     All members of the Committee must be "independent". The following categories of person have been determined by the Board of Directors to not be considered "independent":

     - a director who is employed by the Company for the current year or any of the past three years;

     - a director who has accepted any compensation from the Company or any of its affiliates or has an immediate family member who has accepted compensation from the Company in excess of $60,000 during any of the past three fiscal years, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     - a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

     - a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     - a director who is employed as an executive, or has an immediate family member who is employed as an executive, of another entity where any of the Company's executives serve on that entity's compensation committee.

     - A director who is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

     - A director who is an "affiliated person" of the Company as defined under Rule 10A-3 of the Exchange Act.

                               MEETING FREQUENCY

     The Committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson.

                           REPORTING TO SHAREHOLDERS

     The Committee shall make available to shareholders a summary report on the scope of its activities. This report will be included in the Company's annual proxy statement.

          COMMITTEE'S RELATIONSHIP WITH EXTERNAL AND INTERNAL AUDITORS

     - The Audit Committee, in its capacity as a committee of the board of directors, is directly responsible for the appointment, compensation, retention and oversight of the work of the external auditors engaged to audit and issue an audit report on the Company's financial statements.

     - The external auditors, in their capacity as independent registered public accountants, shall be responsible to the Audit Committee, in its capacity as a committee of the Board of Directors, as representatives of the shareholders.

     - As the external auditors review financial reports, they will be reporting to the Audit Committee. They shall report all relevant issues to the Committee responsive to agreed-on Committee expectations. In executing its oversight role, the Committee should review the work of external auditors.

     - The Committee shall annually review the performance (effectiveness, objectivity, and independence) of the external and internal auditors. The Committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the Committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the Committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full Board appropriate action to ensure the independence of the external auditor.

     - The Committee shall pre-approve all services performed by the external auditors.

     - The internal audit function shall be responsible to the Committee.

     - If either the internal or the external auditors identify significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee chairperson.

     - Changes in those in charge of internal audit or corporate compliance shall be subject to Committee approval.

                       PRIMARY COMMITTEE RESPONSIBILITIES

          MONITOR FINANCIAL REPORTING AND RISK CONTROL RELATED MATTERS

     The Committee should review and assess:

     - Risk Management -- The Company's business risk management process, including the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

     - Annual Reports and Other Major Regulatory Filings -- All major financial reports in advance of filings or distribution.

     - Internal Controls and Regulatory Compliance -- The Company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with the Corporate Code of Conduct.

     - Internal Audit Responsibilities -- The annual audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations, and management's response.

     - Regulatory Examinations -- SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

     - External Audit Responsibilities -- Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

     - Financial Reporting and Controls -- Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financials.

     - Auditor Recommendations -- Important internal and external auditor recommendations on financial reporting, controls, other matters, and management's response. The views of management and auditors on the overall quality of annual and interim financial reporting.

     The Committee should review, assess, and approve:

     - The code of ethical conduct. (Annually)

     - The internal auditor charter. (Annually)

     - This Charter. (Annually)

     - Changes in important accounting principles and the application thereof in both interim and annual financial reports.

     - Significant conflicts of interest and related-party transactions.

     - External auditor performance and changes in external audit firm (subject to ratification by the full Board).

     - Procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     - Internal auditor performance and changes in internal audit leadership and/or key financial management.

ROLE AND RESPONSIBILITY OF AUDIT COMMITTEE

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specially, the Company's management is responsible for: (1) the preparation, presentation and integrity of the Company's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Company's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Company's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Company's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Company and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committee are entitled to rely, to the extent reasonable, on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Company whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

                                   APPENDIX B

                           MICHAEL BAKER CORPORATION

                1996 NONEMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

     The purposes of the 1996 Nonemployee Directors Stock Incentive Plan (the "Plan") are to promote the long-term success of Michael Baker Corporation (the "Corporation") by creating a long-term mutuality of interests between the nonemployee Directors and shareholders of the Corporation, to provide an additional inducement for such nonemployee Directors to remain with the Corporation, to reward such nonemployee Directors by providing an opportunity to acquire shares of the Common Stock, par value $1.00 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to serve on the Board of Directors of the Corporation (the "Board").

                                   SECTION 1
                                 ADMINISTRATION

     The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board and consisting of not less than two members of the Board.

     The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing by the Committee, shall be the acts of the Committee.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan or restricted shares awarded under the Plan, shall be subject to the determination of the Committee.

     Notwithstanding the above, the selection of the nonemployee Directors to whom stock options are to be granted or restricted shares are to be awarded, the timing of such grants and awards, the number of shares subject to any stock option or restricted share award, the terms of any restricted share award, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

                                   SECTION 2
                                  ELIGIBILITY

     Only nonemployee Directors of the Corporation, as defined in Section 4, shall be eligible to be granted stock options and to receive awards of restricted shares as described herein.

                                   SECTION 3
                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock which may be issued and as to which grants or awards of stock options and/or restricted shares may be made under the Plan is 400,000 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is canceled or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares awarded under the Plan, the shares so forfeited shall not again be available for purposes of the Plan unless during the period such shares were outstanding the awardee received no dividends or other "benefits of ownership" from such shares. For the purpose of applying this standard, no benefit is deemed to be derived by an awardee from voting rights or where dividends accumulate but due to forfeiture are never realized. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

                                   SECTION 4
             GRANT OF STOCK OPTIONS AND AWARD OF RESTRICTED SHARES

     On the first business day following the day of each annual meeting of the shareholders of the Corporation, each person who is then a member of the Board of Directors of the Corporation and who is not then an employee of the Corporation (a "nonemployee Director") shall be granted a "nonstatutory stock option" (i.e., a stock option which does not qualify under section 422 or section 423 of the Internal Revenue Code of 1986) to purchase 2,000 shares of Common Stock, and shall be awarded 1,000 restricted shares. If the number of shares then remaining available for the grant of stock options and the award of restricted shares under the Plan is not sufficient for each nonemployee Director to be granted an option for 2,000 shares and awarded 1,000 restricted shares, then each nonemployee Director shall be granted an option and awarded restricted shares equal to the number of shares then remaining available divided by the number of nonemployee Directors, disregarding any fractions of a share, and allocating one-half of the remaining shares to options and one-half to restricted shares.

                                   SECTION 5
                     TERMS AND CONDITIONS OF STOCK OPTIONS

     Stock options granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, determined as provided in Section 5(G).

          (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(G), equal to the option price for the shares being purchased; except that
     (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Corporation will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued until the Corporation has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 3.

          (C) Except as otherwise provided in Section 8(B), no stock option shall be exercisable while the grantee is a Director prior to the six month anniversary of the date of grant. No stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

          (D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee.

          (E) If a grantee ceases to be a Director of the Corporation for any reason, any outstanding stock options of the grantee shall be exercisable and shall terminate according to the following provisions:

             (i) If a grantee ceases to be a Director of the Corporation, any then outstanding stock option of such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the grantee ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period, provided that, in no event shall the option be exercisable during the first six months of its term;

             (ii) Following the death of a grantee after ceasing to be a Director and during a period when a stock option remains outstanding, any stock option of the grantee outstanding at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

     A stock option of a grantee who has ceased to be a Director of the Corporation shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 5(E).

          (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer or by the Chief Financial Officer and by the grantee.

          (G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York or American Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the Composite Transactions listing for such exchange on such date, (b) if the Common Stock is not listed on either such exchange, the highest and lowest sales price per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this
     Section 5(G) on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (H) The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                                   SECTION 6
                   TERMS AND CONDITIONS OF RESTRICTED SHARES

     Awards of restricted shares shall be confirmed by an agreement which shall set forth the number of shares of Common Stock awarded. The agreement shall be executed on behalf of the Corporation by the Chief Executive Officer or by the Chief Financial Officer and by the awardee. Any award of restricted shares shall be subject to the following terms and restrictions:

          (A) None of the shares of the restricted shares may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the Restricted Period (as hereinafter defined), except that shares may be transferred by Will or, if the awardee dies intestate, by the laws of descent and distribution of the state of domicile of awardee at the time of death.

          (B) The restricted shares shall be forfeited during the Restricted Period in the event the awardee ceases to be a Director of the Corporation for any reason, other than as a result of voluntary retirement with the consent of the Corporation, disability, or death.

          (C) The restrictions set forth in this Section 6 shall apply for a period (the "Restricted Period") of two years commencing on the date of the award of the restricted shares, except that, in the event the awardee ceases to be a Director of the Corporation as a result of voluntary retirement with the consent of the Corporation, disability, or death, the Restricted Period set forth in this Section 6 shall end on the date of such retirement, disability, or death, whichever the case.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued in the name of the awardee and deposited with the Corporation in escrow together with related stock powers signed by the awardee. Upon the lapse or termination of the applicable restrictions (and not before such time), the awardee shall be issued or transferred share certificates for such restricted shares. From the date a restricted share award is effective, the awardee shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all the shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

                                   SECTION 7
                       ADJUSTMENT AND SUBSTITUTION SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of optionees which would otherwise result from any such transaction, and (b) any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

     No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

                                   SECTION 8
                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A) Definitions.

     For purposes of the Plan, the following terms shall have the following meanings:

          (1) The term "Person" shall be used as the term is used in Section 13(d) and 14(d) of the 1934 Act.

          (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

          (3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than Common Stock to elect directors by a separate class vote).

          (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation), whether or not such offer is approved or opposed by the Board.

          (5) "Continuing Director" shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule.

          (6) "Section 8 Event" shall mean the date upon which any of the following events occur:

             (a) The Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary, the Corporation's Stock Ownership Plan and Trust or any employee benefit plan(s) sponsored by the Corporation has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 20% or more of the Voting Power of the Corporation; or

             (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 20% or more of the Voting Power of the Corporation; or

             (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board shall be Continuing Directors; or

             (d) The shareholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the shareholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction;

     provided, however, that (i) if securities beneficially owned by a grantee or awardee are included in determining the Beneficial Ownership of a Person referred to in paragraph 6(a), (ii) a grantee or awardee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 6(b) or (iii) if a grantee or awardee is a "participant" as defined in 14a-11 under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 6(c), then no Section 8 Event with respect to such grantee or awardee shall be deemed to have occurred by reason of such event.

(B) Acceleration of the Exercise Date of Stock Options.

     Notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs, all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C) Lapse of Restrictions on Awards.

     If any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to awards under the Plan (other than those held by a person referred to in the proviso to Section 8(A)(6)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

                                   SECTION 9
 EFFECT OF THE PLAN ON THE RIGHTS OF NONEMPLOYEE DIRECTORS AND THE CORPORATION

     Nothing in the Plan, in any stock option, in any award under the Plan or in any agreement providing for any of the foregoing shall confer any right to any person to continue as a Director of the Corporation or interfere in any way with the rights of the shareholders of the Corporation or the Board to elect and remove Directors.

                                   SECTION 10
                                   AMENDMENT

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no alteration or amendment of the Plan shall (a) be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of any stock exchange on which the Common Stock may then be listed, (b) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted or restricted shares are to be awarded, the timing of such grants and awards, the number of shares subject to any stock option or restricted share award, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option, other than to comport with changes in the Internal Revenue Code or the rules and regulations thereunder or (c) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3. No alteration, amendment, revocations or termination of the Plan shall, without the written consent of the holder of stock option or restricted share award, theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

                                   SECTION 11
                      EFFECTIVE DATE AND DURATION OF PLAN

     The effective date of the Plan shall be February 27, 1996, the date of adoption of the Plan by the Board, and the effective date of the amendments to the Plan adopted by the Board on February 19, 2004 shall be February 19, 2004, provided that such amendment of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or proxy and entitled to vote at a duly called and convened meeting of shareholders called and held on or prior to February 18, 2005. No stock option may be granted and no awards may be made under the Plan subsequent to February 18, 2014.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                            MICHAEL BAKER CORPORATION
                                 April 22, 2004

                           Please sign, date and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

                     Please detach along perforated line and
                         mail in the envelope provided.

--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

                                                                                                              FOR  AGAINST  ABSTAIN
1. Elect Directors                                     2. Amend 1996 Nonemployees Directors Stock Incentive   [ ]    [ ]       [ ]
                                                          Plan
                              NOMINEES:
[ ] FOR ALL NOMINEES          - Robert N. Bontempo
                              - Nicholas P. Constantakis
[ ] WITHHOLD AUTHORITY        - William J. Copeland
    FOR ALL NOMINEES          - Donald P. Fusilli, Jr.
                              - Roy V. Gavert, Jr.
[ ] FOR ALL EXCEPT            - Thomas D. Larson
    (See instructions below)  - John E. Murray, Jr.
                              - Richard L. Shaw





INSTRUCTION: To withhold authority to vote for any
             individual nominee(s), mark "FOR ALL EXCEPT"
             and fill in the circle next to each nominee you
             wish to withhold, as shown here:  -
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that     [   ]
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
Signature of Stockholder [                   ]     Date:  [   ]     Signature of Stockholder [                   ]     Date:  [   ]

    NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

             YOU MAY RECEIVE BETWEEN ONE AND THREE PROXY CARDS
             FOR COMMON STOCK. PLEASE VOTE EACH PROXY CARD THAT
             YOU RECEIVE AS EACH CARD REPRESENTS SEPARATE SHARES
             OF COMMON STOCK HELD BY YOU.

                                     PROXY
                           MICHAEL BAKER CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder hereby appoints Richard L. Shaw and Donald P. Fusilli, Jr. and each or any one of them, with full power of substitution, as Proxies to represent and to vote, as designated on the reverse, and in their discretion on any other business which may properly come before the Annual Meeting, all the shares of stock of Michael Baker Corporation (the "Company"), held of record by the undersigned on March 18, 2004, at the Annual Meeting of the Stockholders (the "Annual Meeting") to be held on April 22, 2004, or any adjournments thereof. If this proxy card is executed and no direction is given, such shares will be voted "FOR" Proposals 1 and 2.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                           MICHAEL BAKER CORPORATION
                                 April 22, 2004


                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

MAIL - Sign, date and mail your proxy card in the              ---------------------------
envelope provided as soon as possible.                         COMPANY NUMBER
              -OR-                                             ---------------------------
TELEPHONE - Call toll-free 1-800-PROXIES from                  ACCOUNT NUMBER
any touch-tone telephone and follow the instructions.          ---------------------------
Have your proxy card available when you call.
              -OR-                                             ---------------------------
INTERNET - Access "WWW.VOTEPROXY.COM" and
follow the on-screen instructions. Have your proxy
card available when you access the web page.


                     Please detach along perforated line and
                         mail in the envelope provided.
              IF you are not voting via telephone or the Internet.
              --
--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

                                                                                                              FOR  AGAINST  ABSTAIN
1. Elect Directors                                     2. Amend 1996 Nonemployees Directors Stock Incentive   [ ]    [ ]       [ ]
                                                          Plan
                              NOMINEES:
[ ] FOR ALL NOMINEES          - Robert N. Bontempo
                              - Nicholas P. Constantakis
[ ] WITHHOLD AUTHORITY        - William J. Copeland
    FOR ALL NOMINEES          - Donald P. Fusilli, Jr.
                              - Roy V. Gavert, Jr.
[ ] FOR ALL EXCEPT            - Thomas D. Larson
    (See instructions below)  - John E. Murray, Jr.
                              - Richard L. Shaw





INSTRUCTION: To withhold authority to vote for any
             individual nominee(s), mark "FOR ALL EXCEPT"
             and fill in the circle next to each nominee you
             wish to withhold, as shown here:  -
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that     [   ]
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
Signature of Stockholder [                   ]     Date:  [   ]     Signature of Stockholder [                   ]     Date:  [   ]

    NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
